U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 6, 2004

            U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       3960 Howard Hughes Pkwy. 5th Floor, Las Vegas, NV  89109
   -----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624


- --------------------------------------------------------------
   (Former name or former address, if changed, since last
                           report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	On March 22, 2004, the Company, by and through Juina Mining Corporation, acquired an 80% interest in the Yellow River Mining, S.A., an Ecuador corporation, in exchange for 5,000,000 shares of the Company's restricted common stock. Yellow River Mining, S.A. holds legal rights and claims to gold mining operations in "Provincia Del Oro" [Province of Gold] in southwest Ecuador. The area is well known for gold mining operations that have been carried on there since the 1600s. However, the present mining operations are rudimentary and much of the mining work is done by hand. Very little modern mining equipment is available or used. No aerial surveys, mini bulk sampling or full bulk sampling have occurred on the property. An independent expert geologist has not proved up the area as a reserve or a resource. No equipment exists on site or otherwise owned or controlled by the Company, that would allow full scale development of the mine should it satisfy all conditions precedent to it being determined to be a resourc e. Thus, in order for the Company to develop this asset, financing will have to be acquired in order to satisfy the conditions precedent for full-scale mining to occur, and there are no guarantees that the Company will obtain such financing.






On May 7, 2004, Company representatives Rendal Williams and Alejo Bermudez traveled to the Yellow River mine to conduct an inspection. Neither man is a qualified geologist able to assess the potential of the land to produce gold or the amounts of precious metals that might exist there. However, after reviewing the operations for approximately five days, Mr. Williams and Mr. Bermudez returned bringing with them samples of gold removed from the Yellow River mine. This ore has not undergone independent testing to determine its purity or karat weight. Additionally, Yellow River is to forward dore bars of gold bearing ore are to be transported to the Company in due course for further examination and evaluation by the Company. It is also noteworthy that the Company undertook due diligence, and reviewed prior to acquiring Yellow River, documentation regarding the legal rights of Yellow River to the mining area, and Yellow River's legal status and capacity under the operative Ecuadorian legal documents.

Costs to implement this plan may be significant, since the land parcel is located in Ecuador. Presently, the Company does not have the wherewithal to financially support the development, but may if adequate debt or equity financing arrangements can be made. Further, the fact that the subject property is in Ecuador presents some potential problems for the Company should legal disputes arise between it and the Ecuador government, or Ecuadorian third parties. Potential trouble areas may include issues related to environmental regulations often governed by international treaties such as the "Andean Pact," the "Pan American International Convention," and the "Paris Convention" of 1883. Civil disputes between citizens and/or entities of different countries are often governed by procedures and laws developed under the above noted and other international treaties. Presently however, there are no such disputes or legal issues that are germane to this discussion or filing.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:    April 23, 2004          By:
                                 -----------------------
                                 Rendal Williams
                                 Chief Executive Officer


 ACQUISITION AGREEMENT

Agreement dated as of April 6, 2004 between Juina Mining, Inc., a Nevada (Juina/Buyer) on behalf of its shareholders, and Yellowriver Mining S.A., an Equatorian corporation
(Yellowriver/Seller) on behalf of its shareholders.

The parties wish to provide for YELLOWRIVERs sale of the Shares to JUINA and JUINAs purchase of the Shares from YELLOWRIVER on the terms and conditions of this Agreement.

The parties agree as follows:

1.	The Acquisition.

1.1	Purchase and Sale. Subject to the terms and conditions of this
Agreement, at the Closing to be held as provided in Section 2, YELLOWRIVER shall sell shares to JUINA, and JUINA shall purchase the shares from YELLOWRIVER, free and clear of all Encumbrances.

1.2	Purchase Price.  Purchaser will exchange 5,000,000 shares of stock of JUINA at closing in exchange for shares of YELLOWRIVER representing at least 80% of the issued and outstanding shares of YELLOWRIVER. It is anticipated that this transaction will be a nontaxable event under section 368 of the IRS Code.

2.	The Closing.

2.1	Place and Time.  The closing of the sale and purchase of the
Shares (the Closing) shall take place at the offices of JUINA,
Las Vegas, NV   no later than the close of business (Las Vegas time)
on 4/30/2004, or at such other place, date and time as the parties may agree in writing.

2.2	Deliveries by YELLOWRIVER.  At the Closing, YELLOWRIVER shall deliver the following to JUINA:

(a)	Certificates representing the shares, duly endorsed for transfer to JUINA and accompanied by any applicable transfer tax stamps;
YELLOWRIVER shall cause JUINA to change those certificates for, and to deliver to JUINA at the Closing, a certificate representing the shares registered in the name of JUINA.

(b)	The documents contemplated by Section 3.

(c)	All other documents, instruments and writings required by this
Agreement to be delivered by YELLOWRIVER at the Closing and any other documents or records relating to YELLOWRIVERs business reasonably requested by JUINA in connection with this Agreement.

2.3	Deliveries by JUINA. At the Closing, JUINA shall deliver the following to YELLOWRIVER:

(a)	The shares as contemplated by section 1.

(b)	The documents contemplated by Section 4.

(c) All other documents, instruments and writings required by this Agreement to be delivered by JUINA at the Closing.

3.	Conditions to JUINAs Obligations.

The obligations of JUINA to effect the Closing shall be subject to the satisfaction and/or acceptance of the below terms at or prior to the Closing of the following conditions, any one or more of which may be waived by JUINA:

3.1	Representations, Warranties and Agreements.

(a)	The representations and warranties of YELLOWRIVER set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time,

(b)	 YELLOWRIVER shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing,

(c)	Yellowriver shall have provided the due diligence materials listed in Exhibit A hereto to the satisfaction of Juina.

4.	Conditions to YELLOWRIVERs Obligations.

The obligations of YELLOWRIVER to effect the Closing shall be subject to the satisfaction and/or acceptance of the below terms at or prior to the Closing of the following conditions, any one or more of which may be waived by YELLOWRIVER:

4.1	Representations, Warranties and Agreements.

(a)	The representations and warranties of JUINA set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) JUINA shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

5.	Representations and Warranties of YELLOWRIVER.

YELLOWRIVER represents and warrants to JUINA that, to the knowledge of YELLOWRIVER (which limitation shall not apply to Section 5.3):

5.1	Organization of YELLOWRIVER; Authorization. YELLOWRIVER is a
corporation duly organized, validly existing and will be in good standing under the laws of Equador prior to closing with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of YELLOWRIVER and this Agreement constitutes a valid and binding obligation of YELLOWRIVER, enforceable against it in accordance with its terms.

5.2	Conflict as to YELLOWRIVER: Neither the execution and delivery of this Agreement nor the performance of YELLOWRIVERs obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of YELLOWRIVER or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to YELLOWRIVER.

5.3 Ownership of Shares. The delivery of certificates to JUINA and the payment to YELLOWRIVER will result in JUINAs immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of YELLOWRIVER.

5.4	Title to Properties. Either YELLOWRIVER, or one of its Subsidiaries
owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet
(except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by YELLOWRIVER or any of its Subsidiaries since the date of the Balance Sheet.

5.5	Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by YELLOWRIVER, or its Subsidiaries are, in all respects material to the business or financial condition of YELLOWRIVER and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

5.6	Absence of Certain Changes. Since the date of the Balance Sheet, neither
YELLOWRIVER nor any of its Subsidiaries has:

(a)	suffered the damage or destruction of any of its properties or assets
(whether or not covered by insurance) which is materially adverse to the business or financial condition of YELLOWRIVER and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

(b)	made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

(c)	issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

(d)	paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

(e)	prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

(f)	cancelled any material debts or waived any material claims or rights, except in the ordinary course of business, the debts outstanding shall be in the ordinary course of business and shall not exceed $30,000;

5.8	No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of YELLOWRIVER and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

5.9	Brokers or Finders. YELLOWRIVER has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to JUINA

5.10	Transactions with Directors and Officers.  YELLOWRIVER and its
Subsidiaries do not engage in business with any Person (other than JUINA) in which any of YELLOWRIVER's directors or officers has a material equity interest. No director or officer of YELLOWRIVER owns any property, asset or right which is material to the business of YELLOWRIVER and its Subsidiaries, taken as a whole.

6.	Representations and Warranties of JUINA.

JUINA represents and warrants to YELLOWRIVER as follows:

6.1	Organization of JUINA; Authorization. JUINA is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of JUINA and this Agreement constitutes a valid and binding obligation of JUINA, enforceable against it in accordance with its terms.

6.2	Brokers or Finders. JUINA has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

6.3	Purchase for Investment. JUINA is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

6.4	Conflict as to JUINA.  Neither the execution and delivery of this
Agreement nor the performance of JUINA's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of JUINA or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to JUINA.

6.5	There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against JUINA of it assets.

7.	Access and Reporting; Filings With Governmental Authorities.

7.1	Access. Between the date of this Agreement and the Closing Date,
YELLOWRIVER shall, and shall cause YELLOWRIVER to, (a) give JUINA and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of YELLOWRIVER and its Subsidiaries and to the books and records of YELLOWRIVER and its Subsidiaries, (b) permit JUINA to make inspections thereof, and (c) cause its officers and its advisors to furnish JUINA with such financial and operating data and other information with respect to the business and properties of YELLOWRIVER and its Subsidiaries and to discuss with JUINA and its authorized representatives the affairs of YELLOWRIVER and its Subsidiaries, all as JUINA may from time to time reasonably request.

7.2	Exclusivity. From the date hereof until the earlier of the
Closing or the termination of this Agreement, YELLOWRIVER shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, YELLOWRIVER except for the acquisition of the Shares by JUINA

7.3	Publicity. Between the date of this Agreement and the Closing
Date, YELLOWRIVER and JUINA shall discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

7.4	Confidentiality. Prior to the Closing Date (or at any time
if the Closing does not occur) JUINA shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by JUINA pursuant to Section 7.1. Following the Closing, YELLOWRIVER shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to JUINA Corp., and its Subsidiaries. This Section 7.7 shall not be violated by disclosure pursuant to court order by mutual agreement or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, JUINA shall return to YELLOWRIVER, or destroy, all information it shall have received from YELLOWRIVER or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. YELLOWRIVER and JUINA shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.6 to comply with the provisions of this Section 7.7.

8.	Conduct of YELLOWRIVER's Business Prior to the Closing.

8.1	Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, YELLOWRIVER shall cause YELLOWRIVER and its Subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.2	Business Organization. Between the date of this Agreement and the Closing Date, YELLOWRIVER shall use its reasonable efforts, and shall cause YELLOWRIVER and each of its Subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organization of YELLOWRIVER and each of its Subsidiaries and keep available the services of the present officers and employees of YELLOWRIVER and each of its Subsidiaries, and (b) preserve in all material respects the present business relationships and good will of YELLOWRIVER and each of its Subsidiaries.

8.3	Corporate Organization. Between the date of this Agreement and the Closing Date, neither JUINA or YELLOWRIVER shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of YELLOWRIVER or any of its
Subsidiaries, and shall cause YELLOWRIVER   and each of its
Subsidiaries not to:

(a)	issue, sell or otherwise dispose of any of its Equity
Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

(b)	sell or otherwise dispose of any Equity Securities of
YELLOWRIVER or any of its Subsidiaries, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of YELLOWRIVER or any of its Subsidiaries;

(c)	reclassify, split up or otherwise change any of its Equity
Securities;

(d)	be party to any merger, consolidation or other business
combination;

(e)	sell, lease, license or otherwise dispose of any of its
properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of YELLOWRIVER and its Subsidiaries, taken as a whole, except in the ordinary course of business.

9.	Survival of Representations and Warranties; Indemnification.

9.1	Survival. No representation or warranty contained in this
Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to YELLOWRIVER), 5.10, 6.1, 6.2, 6.3, 6.4(the Surviving Representations and Warranties ).

9.2	Indemnification by YELLOWRIVER. YELLOWRIVER shall indemnify
and hold harmless JUINA and JUINA Investment, Corp. and shall reimburse JUINA and JUINA Corp. for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively, Damages) arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of YELLOWRIVER in this Agreement or (b) any failure by YELLOWRIVER to perform or comply with any agreement in this Agreement.

9.3	Indemnification by JUINA. JUINA shall indemnify and hold
harmless YELLOWRIVER, and shall reimburse YELLOWRIVER for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of JUINA in this Agreement, (b) any failure by JUINA to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, and (c) any payments made by YELLOWRIVER after the Closing pursuant to any guaranty by YELLOWRIVER of any obligation of JUINA Corp. or any of its Subsidiaries JUINA shall use its best efforts to obtain YELLOWRIVER's release from any such guaranties.

10.	Termination.

	Termination. This Agreement may be terminated before the Closing occurs only as follows:

(a)	By written agreement of YELLOWRIVER and JUINA at any time.

(b)	By YELLOWRIVER, by notice to JUINA at any time, if one or
more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

(d)	By JUINA, by notice to YELLOWRIVER at any time, if one or
more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

10.1	  Effect of Termination.

If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

11.	  Notices.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

(a)  If to YELLOWRIVER:			  	(b)  If to JUINA:

Yellowriver Mining S.A			Juina Mining, Inc.
_____________________			3960 Howard Hughes Pkwy 5th Floor
_____________________			Las Vegas, NV 89109

 12.	Miscellaneous.

12.1	Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

12.2	Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

12.3	No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

12.4	Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

12.5	Counterparts. This Agreement may be executed in two or more
counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

12.6	Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

12.7	Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that JUINA may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of YELLOWRIVER, provided that, after the Closing, no consent of YELLOWRIVER shall be needed in connection with any merger or consolidation of JUINA with or into another entity.

Juina Mining Corporation


_________________________________________
By :


Yellowriver Mining, S.A.



__________________________
By: Sergio Alberto Sanabria Rucavado,
General Manager